OPPENHEIMER CAPITAL INCOME FUND
                  Supplement dated September 22, 1999 to the
                       Prospectus dated December 22, 1998

The Prospectus is changed as follows:

1. The supplement dated June 1, 1999 is replaced by this supplement.

2. On April 1, 1999, the name of the Fund was changed from "Oppenheimer Equity Income Fund" to "Oppenheimer Capital Income Fund."

3. A new first sentence is added to the first paragraph of the section entitled "What Does the Fund Invest In?" on page 3 as follows:

      Under normal market conditions, the Fund invests 65% of its total assets in equity and fixed-income securities that are expected to generate income.

4. The first sentence of the first paragraph of the section entitled "Equity Investments" on page 9 is deleted, and the second sentence of that paragraph is revised to read as follows:

      The Fund's investments in equity securities are mainly common stocks but can also include preferred stocks and securities convertible into common stocks.

5. The second sentence of the first paragraph of the section entitled "Debt Securities" on page 10 is deleted.

6. The paragraph entitled "Portfolio Managers" on page 13 is replaced in its entirety with the following:

      Portfolio Managers. The portfolio managers of the Fund are John Doney and Michael Levine. They are the persons principally responsible for the day-to-day management of the Fund's portfolio. Mr. Doney has been a Vice President and portfolio manager of the Fund and a Vice President of the Manager since June 22, 1992. Mr. Levine became a Vice President and portfolio manager of the Fund on June 1, 1999 and has been a Vice President of the Manager since April 1996. Prior to joining the Manager in June 1994, Mr. Levine was a portfolio manager and research associate for Amas Securities, Inc. Each is a portfolio manager and officer of other Oppenheimer funds.

7. The second sentence of the section entitled "Service Plan for Class A Shares" on page 21 is revised as follows:
                                                                     (continued)
      Reimbursement is made quarterly at an annual rate of up to 0.25% of the average annual net assets of Class A shares of the Fund.

2. The third sentence of the section entitled "Service Plan for Class A Shares" on page 21 is deleted.


September 22, 1999                                            PS0300.016